===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       -----------------------------------



DATE OF REPORT: August 23, 2002
DATE OF EARLIEST EVENT REPORTED: August 23, 2002

                                 COMMSCOPE, INC.
             (Exact name of registrant as specified in its charter)


  DELAWARE                       1-12929                     36-4135495
(State or other           (Commission File Number)         (I.R.S. Employer
jurisdiction of                                         Identification Number)
or organization)

                            1100 COMMSCOPE PLACE SE,
                          HICKORY, NORTH CAROLINA 28602

                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (828) 324-2200


===============================================================================



Item 5.       Other Events.
              ------------

         On August 23, 2002, the registrant issued the press release filed as
Exhibit 99.1 hereto.

Item 7.       Financial Statements and Exhibits.
              ---------------------------------




                        Exhibit            Description
                        -------            -----------

                         99.1              Press Release issued August 23, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



         Dated: August 23, 2002


                                     COMMSCOPE, INC.


                                     By: /s/ Frank B. Wyatt, II
                                        ------------------------------------
                                        Frank B. Wyatt, II
                                        Senior Vice President

                                  EXHIBIT INDEX


                Exhibit            Description
                -------            -----------

                 99.1              Press Release issued August 23, 2002